Investor Presentation Exhibit 99.1 April 2012

Forward-Looking Statements
This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  “Forward-looking statements” are statements related to future, not past, events.  Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,”
“intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate, including, but not limited to, the following risks related to our financial  and operational performance: general economic conditions; our ability to execute our business plan, including the success of our drilling program; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from our future cash flows, increases in our borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.  For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s
Annual Report on Form 10-K for the year ended December 31, 2011.  Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.

Company Overview
Completed IPO of 14,883,334 shares (12,209,167 primary) including overallotment at $12.00/share in March 2012
Exchange: Ticker NYSE: MTDR
Shares Outstanding 55.27 million common shares
Share Price as of April 10, 2012 $11.10/share
Market Capitalization as of April 10, 2012
$613.5 million
2012 Guidance Summary
2012 Estimated Capital Spending $313 million
2012 Estimated Total Oil Production 1.4 to 1.5 million barrels
2012 Estimated Exit Rate for Oil Production 5,000 to 5,500 barrels per day
2012 Estimated Total Natural Gas Production
12.5 to 13.5 billion cubic feet

Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in contributed
capital from 17 friends and  family members
Rolled into Matador Petroleum Corporation  in
1988
Grown primarily through acquire and exploit
strategy
Delivered 21% average annual rate of return
over 15 years
Sold to Tom Brown, Inc.
(1)
in June 2003 for an
enterprise value of $388 million in an all-cash
transaction
Foran Oil & Matador Petroleum

Matador History
Matador Resources Company
Founded by Joe Foran in 2003
Attracted start-up capital from long-time
shareholders; diverse and unique shareholder
group including over 400 friends and neighbors
Proven management, technical team and Board of
Directors
Grown entirely through drill bit, with focus on
unconventional reservoir plays
Chesapeake transaction and strong science and
technical teams enabled the strategic transition to
the Eagle Ford play
Strong growth since 2008 and 2009
Daily production has increased over 4x
(2)
Proved reserves have increased 9x
(3)
Adjusted EBITDA
(4)
has more than tripled
(5)
Predecessor Entities Matador Today
(1) Tom Brown purchased by Encana in 2004
(2) Year ended December 31, 2011 compared to year ended December 31, 2008
(3) At December 31, 2011 as compared to at December 31, 2008
(4) Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 25
(5) Year ended December 31, 2011 compared to year ended December 31, 2009

Idaho
Utah
Wyoming
Wyoming, Utah, Idaho
144,368 gross acres / 135,862 net acres[2]
Northwest Louisiana and East Texas
Production – 38.8 MMcfe/d [1]
Proved Reserves – 164.6 Bcfe [2]
28,899 gross acres / 25,539 net acres[2]
Matador Headquarters
Dallas, Texas
Southeast New Mexico and West Texas
Production – 0.2 MMcfe/d [1]
Proved Reserves – 0.7 Bcfe [2]
10,714 gross acres / 6,658 net acres[2]
South Texas
Production – 3.3 MMcfe/d [1]
Proved Reserves – 27.9 Bcfe [2]
50,739 gross acres / 28,673 net acres[2]
Matador Resources Company Totals
Production – 42.3 MMcfe/d [1]
Proved Reserves – 193.2 Bcfe [2]
254,720 gross acres / 196,532 net acres[2]
Matador
Areas of Activity

Daily Production
(1)
54 MMcfe/d
Oil Production (% total) 3,400 Bbl/d (38%)
Proved Reserves @ 12/31/11 193.2 Bcfe
% Proved Developed 33.7%
% Oil 12% (and growing)
2012E CapEx $313 million
% Eagle Ford 84%
% Oil and Liquids 94%
2012E Anticipated Drilling 29.5 net wells
Eagle Ford / Austin Chalk 27.6 net wells
Haynesville 1.5 net wells
Gross Acreage
(2)
234,720 acres
Net Acreage
(2)
196,532 acres
Identified Drilling
Locations
(2)
793 gross / 308 net
Eagle Ford / Austin Chalk
(2)
209 gross / 169 net
Haynesville / Cotton Valley
(2)
584 gross / 139 net
(1) Estimated average daily production for the month of March 2012
(2) As of December 31, 2011
Matador Resources Snapshot

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
Oil production up almost five-fold in 2011 and projected to increase nearly 10x in 2012
94%
(1)
of 2012E capital expenditure program focused on oil / liquids exploration and development
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton
Valley assets all essentially HBP
Significant Multi-year Drilling Inventory
169 net drilling locations identified in Eagle Ford (153) and Austin Chalk (16)
(2)
139 net drilling locations identified in Haynesville (103) and Cotton Valley (36)
(2)
Strong Financial Position and Long-Term Institutional, Industry and Individual Shareholders
Proven Management, Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for over 28 years
Low Cost Operations
LOE for year ended December 31, 2011 was $0.47 per Mcfe, a 23% reduction since year end 2010
Active Exploration Effort Using Science and Technology
Ongoing pipeline of new oil and natural gas opportunities, with strong emphasis on science and technology to create value
(2)
As of December 31, 2011
(1)
Calculated as percent of anticipated CapEx focused on oil weighted Eagle Ford and Austin Chalk drilling and acreage and includes $20 million to acquire oil prospective acreage in New Mexico and West Texas

Leverage to Eagle Ford (Net Eagle Ford Acres / EV)
(Net Acres / $mm)

Leading Eagle Ford Exposure
Matador offers significant leverage
and focus to the Eagle Ford
Approximately 85% of Eagle Ford
acreage is in the prospective oil and
liquids window
All 2012E Eagle Ford drilling
focused in the prospective oil and
liquids window
84% of 2012 estimated CapEx
allocated to Eagle Ford
One rig running in the eastern and
one in the western portions of the
Eagle Ford play
Eagle Ford acreage well-positioned
throughout the play
2012E Capex
% Eagle Ford
48.8
48.8
44.8
37.9
33.8
31.0
26.5
26.2
23.6
19.5
16.7
9.9
9.6
6.3
3.8
MTDR
SFY
NFX
SM
FST
GDP
PVA
CRZO
ROSE
MHR
CHK
APA
PXD
PXP
APC
84%
48%
34%
N/A
N/A
N/A
78%
92%
N/A
N/A
62%
25%
73%
85%
5.2%
Reflects companies with greater than 50 Bcfe of proved reserves. Data sourced from public filings; stock price data as of  04/10/2012
Note:

Bexar
Wilson
Dewitt
Frio
Atascosa
Dimmit
La Salle
Webb
Matador Resources Acreage
Matador Well Location

Highlights

Eagle Ford Properties are Well Positioned
MTDR acreage in counties with
robust transaction activity –
“good neighborhoods”
Transaction values ranging
from $10,000 to $25,000 / acre
Our Eagle Ford position has
grown to almost 30,000 net
acres
Acreage in both the eastern
and western areas of the play
Approximately 85% of acreage
in prospective oil and liquids
windows
Acreage offers potential for
Austin Chalk, Buda, Olmos,
Pearsall and other formations
Note: Information for precedent transactions based on public filings
Good reputation with land and mineral owners
80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS
FAIRWAY
OIL FAIRWAY
TALISMAN-STATOIL / SM ENERGY
June 2011
$14,610 / acre
SHELL / HARRISON RANCH
March 2010
$10,000 / acre
CNOOC / CHESAPEAKE
October 2010
$11,011 / acre
MARATHON / HILCORP
June 2011
$24,823 / acre
KKR / HILCORP
June 2010
$10,000 / acre
TALISMAN-STATOIL / ENDURING
October 2010
$13,660 / acre
RELIANT / PIONEER NEWPEK
June 2010
$11,070 / acre
PLAINS / HUGHES
October 2010
$9,633 / acre
TALISMAN / COMMON
March 2010
$9,730 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
MITSUI / SM ENERGY
June 2011
$18,846 / acre
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS
FAIRWAY
OIL FAIRWAY
TALISMAN-STATOIL / SM ENERGY
June 2011
$14,610 / acre
SHELL / HARRISON RANCH
March 2010
$10,000 / acre
CNOOC / CHESAPEAKE
October 2010
$11,011 / acre
MARATHON / HILCORP
June 2011
$24,823 / acre
KKR / HILCORP
June 2010
$10,000 / acre
TALISMAN-STATOIL / ENDURING
October 2010
$13,660 / acre
RELIANT / PIONEER NEWPEK
June 2010
$11,070 / acre
PLAINS / HUGHES
October 2010
$9,633 / acre
TALISMAN / COMMON
March 2010
$9,730 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
MITSUI / SM ENERGY
June 2011
$18,846 / acre

Bexar
San Antonio
Uvalde
Medina
Gonzales
Wilson
Dewitt
Zavala
Frio
Atascosa
Karnes
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb

Eagle Ford and Austin Chalk Properties
Note: All acreage values are as of December 31, 2011
COMBO LIQUIDS /
GAS FAIRWAY
OIL FAIRWAY
EOG OPERATED, MTDR WI = 21%
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
13,329 gross / 10,465 net acres
EAGLE FORD EAST
EAGLE FORD ACREAGE TOTALS
Affleck #1H
JCM Jr. Minerals #1H
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Lewton #1H
Northcut #1H
Danysh #1H
Sickenius #1H
Matador Resources Acreage
Matador Producing Well
50,739 gross / 28,673 net acres
22,179 gross / 4,372 net acres
6,340 gross / 4,945 net acres
Martin Ranch #1H, #2H, #3H, #4H
#5H, #6H, #7H, #8H

Eagle Ford and Austin Chalk Overview
Acreage positioned in some of the most
active counties for Eagle Ford and Austin
Chalk (including “Chalkleford”)
Two rigs running, primarily focused on oil
and liquids
94%
(5)
of 2012E capital expenditure
program focused on oil / liquids exploration
and development
Drilling locations are based on 120 acre
spacing
Anticipate oil production to constitute
approx. 35-40% of total production volume
and oil revenues to constitute approx. 75-
80% of total oil and natural gas revenues in
2012
Proved Reserves @ 12/31/11 4.7 MMBoe
% Proved Developed 37.9%
% Oil / Liquids 78.1%
Daily Oil Production
(1)
3,300+ Bbls/d
Gross Acres
(2)
50,739 acres
Net Acres
(2)
28,673 acres
Eagle Ford
(2)(3)
28,673 acres
Austin Chalk
(2)(3)
14,849 acres
Identified Drilling Locations
(2)
169.1 net
2012E Anticipated Drilling 27.6 net wells
2012E CapEx Budget $268.5 million
% HBP or no short term expirations
(4)
80%
(1)
Estimated average production for the month of March 2012
(2)
As of December 31, 2011
(3)
Some of the same leases cover the net acres shown for Eagle Ford & Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage
(4)
80% of Eagle Ford acreage HBP or not burdened with lease expirations before 2013
(5) Calculated as percent of anticipated CapEx focused on oil weighted Eagle Ford and Austin Chalk drilling and acreage and includes $20 million to acquire oil prospective acreage in New Mexico and West Texas

Guadalupe
Gonzales
Bexar
Medina
Uvalde
Wilson
Dewitt
Atascosa
Karnes
Zavala
Frio
Goliad
McMullen
Dimmit
La Salle
Bee
Live Oak
San Patricio

Matador Resources Company

10 Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR Acreage OIL FAIRWAY OIL FAIRWAY DRY GAS FAIRWAY DRY GAS FAIRWAY San Antonio Multi-Pay Fairway

Multi-Pay Fairway: Productive and Prospective Pay Zones
Historic Conventional Zones
Olmos-Navarro
Gas and oil fields in shallow section
Austin
Upper Austin horizontal drilling
Fractured reservoir
Buda
Primarily productive on structure
Fractured reservoir
Edwards
Productive on structure
“New” Unconventional Zones
“Chalkleford”
(Eagle Ford / Austin Chalk transition zone)
Recent results in Pearsall Field from other operators are positive
Eagle Ford
Lower costs combined with better completion techniques have improved initial results in northern oil window
Horizontal Buda Drilling
Exploratory play developing to exploit fracturing within the Buda both on and off structure
Pearsall Shale
Exploratory play, initial test wells now being drilled
Austin Chalk
Eagle Ford
Del Rio
Edwards
Glen Rose
Rodessa
Pearsall
Sligo
Olmos
Navarro
ANCC
Georgetown
Buda

Migration "shadow"
Migration "shadow"
Pearsall Oil Field
~200 MMBO
Hawkville
Field
1000
2000
3000
8000
9000
10000
11000
15000

Matador

12 South Texas Multi-Pay Petroleum Systems: Petroleum Charge focus towards Glasscock Ranch Note: Information for Pearsall Oil Field sourced from public information Redhawk Area

Southwest Pine Island
Central Pine Island
Fee Minerals
Rudd #1H
TIER 3
TIER 2
TIER 1
Webster
Bossier
Caddo
Bienville
Red River
De Soto
LA Wildlife (MPC)
BLM (MPC)
Petrohawk
Questar
Encana
Shell
Samson
Matador Resources Acreage
Matador Working Interest Acreage
Matador Well Location

Northwest Louisiana / East Texas Properties Overview
Proved Reserves @ 12/31/11 164.6 Bcfe
% Proved Developed 32.7%
% Natural Gas 99.8%
Daily Production
(1)
30.8 MMcfe/d
Gross Acres
(2)
28,899 acres
Net Acres
(2)
25,339 acres
Haynesville
(2)(3)
14,527 acres
Cotton Valley
(2)(3)
23,054 acres
Identified Drilling Locations
(2)
138.9 net wells
2012E Anticipated Drilling 1.5 net wells
2012E CapEx Budget $13.5 million
% HBP Over 90%
(1) Estimated average daily production for the month of March 2012
(2) As of December 31, 2011
(3)    Some of the same leases cover the net acres shown for Haynesville and Cotton Valley. Therefore, the sum for both formations is not equal to the total net acreage
Participated in 106 operated and non-operated
Haynesville wells at December 31, 2011
Haynesville proved reserves grew from zero at year
end 2008 to 164.6 Bcfe at December 31, 2011
LA Wildlife H#1 and Williams 17 H#1 operated wells
produced approximately 3.4 Bcfe (9.3 MMcfe/d) and
1.83 Bcfe (6.7 MMcfe/d) in their first 12 and 9
months, respectively
Note: Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)
Tigner Walker H#1 Alt (CV)

Southwest
Pine Island
Central
Pine Island
Fee Minerals
Rudd #1H
TIER 3
Webster
Bossier
Caddo
TIER 2
TIER 1
Petrohawk
Bienville
J-W
Petrohawk
Questar
Encana
LA Wildlife (MPC)
Red River
BLM (MPC)
Petrohawk
Encana
Shell
Petrohawk
Shell
Petrohawk
Shell
De Soto
Samson
Matador Resources Acreage
Matador Working Interest Acreage
Matador Well Location

Highlights

Haynesville Positioning
Approximately 12,000 gross
and 5,500 net acres in
Haynesville Tier 1 core area
Almost all Tier 1 core acreage
is HBP, as is over 90% of all
prospective Haynesville
acreage – provides “natural
gas bank” for future
development
MTDR active as both operator
and non-operator in
Haynesville play
Approximately 1,700 net acres
with Bossier potential
Haynesville acreage also
prospective for shallower
targets – Cotton Valley,
Hosston – in many areas
Approximately 10,000 net
HBP acres prospective for
Cotton Valley Horizontal play
at Elm Grove / Caspiana
Note: Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated.
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)

Liquids Focused CapEx in 2012E Commentary
Oil Production Growth Over Time (Bbls/d)

Approximately 88% of 2012E capital
budget focused on Eagle Ford (84%)
and Austin Chalk (4%)
Oil production up about five-fold
year-over-year at December 31,
2011
Oil production expected to increase
nearly 10x in 2012
All 2012 Eagle Ford and Austin
Chalk drilling locations targeting oil
and liquids
Only 14% of our identified Eagle
Ford and 5% of our identified
Haynesville locations expected to be
drilled in 2012
Q1 2012 oil production
approximately 200,000 barrels
From April 1, 2012 through April 10,
2012, oil production in excess of
4,000 bbls per day
Strong Growth Profile Focused on Liquids
(1) First quarter 2012, estimated oil production was approximately 2,200 bbls per day
(2) From April 1, 2012 through April 10, 2012, estimated oil production in excess of 4,000 bbls per day
+
2012 Anticipated Drilling 2012E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford 28.0              25.6              86.8%    $257.2 82.2%
Austin Chalk 2.0                2.0                6.8%      $11.3 3.6%
Area Total 30.0              27.6              93.6%    $268.5 85.8%
NW LA / E Texas
Haynesville 25.0              1.5                5.1%      $13.5 4.3%
Cotton Valley -                     -                     -             - -
Area Total 25.0              1.5                5.1%      $13.5 4.3%
SW WY, NE UT, SE ID 1.0                0.4                1.3%      $2.5 0.8%
Other -                     -                     -             $28.5 9.1%
Total 56.0              29.5              100.0%   $313.0 100.0%
0
500
1000
1500
2000
2500
3000
3500
4000
4500
2010 2011 Q1 2012 April 2012
91
422
2,200
4,000
(2)
(1)

Diversified Investor Composition

Given management’s significant equity position, interests are well aligned with public shareholders
Unique and diverse investor base includes institutional and industry shareholders with significant experience investing in the oil and gas sector
Most initial capital was provided by investor base of predecessor company, Matador Petroleum
Corporation
99.2% of shares outside the public float locked-up for 180 days following February 1, 2012
Management
13%
of shares
(1)
Public Float
27%
of shares
(2)
Legacy Shareholders
60%
of shares
(1)
(1) Approximate ownership at the time of the IPO
(2) Public Float percentage also includes shares purchased by Management and Legacy Shareholders on or after the IPO

Exploration and Development
Dedicating approximately 94% of 2012E CapEx to oil and liquids opportunities
Approximately 80% of Eagle Ford and approximately 90% of Haynesville acreage either HBP or not burdened by near-term lease expirations
Balanced Portfolio
Growing Eagle Ford contributes to a diversified portfolio mix between oil and natural gas
Active, ongoing exploration effort continues to identify new oil prospects and opportunities
Pursue Opportunistic Acquisitions
Ability to identify high return, operated opportunities at attractive prices
History of significant acquisitions and joint ventures
Maintain Financial Discipline
Keep balance sheet strong and control expenses
Work with industry participants to control costs for non-operated properties
Leverage Industry Relationships
Leverage expertise of our industry partners, exchange data and information and build upon existing relationships
Continue active participation in industry consortia and professional societies
Build Upon Director and Management Team Experience and Success in Unconventional Plays
Business Strategy to Deliver Growth and Value

(1)
Calculated as percent of anticipated capital expenditure focused on oil weighted Eagle Ford and Austin Chalk and includes $20 million to acquire acreage for oil opportunities in New Mexico and West Texas

Matador Today
Gross Acres
(1)(2)
144,368 acres
Net Acres
(1)(2)
135,862 acres
2012E CapEx Budget $2.5 million
Matador Today
Gross Acres
(1)(3)
10,714 acres
Net Acres
(1)(3)
6,658 acres
Wyoming, Utah and Idaho (Meade Peak Shale)
Option Value in Large Unevaluated Acreage Positions
Initial test well drilled and cored through the Meade Peak
shale
Detailed petrophysical and rock properties testing in
progress
Carried participation interest provided by an affiliate of
Alliance Bernstein
Foothold of existing production and reserves
Budgeted $20 million in 2012 to acquire acreage in oil-
focused opportunities
Southeast New Mexico / West Texas
(1) As of December 31, 2011
(2) While we and our partners continue to evaluate the results from the initial test well and plan for its completion and further testing, we expect a significant portion of our acreage will be allowed  to expire during 2012
(3) We believe approximately 8,000 gross and 4,000 net acres are no longer prospective, and we plan to let them expire without drilling during 2012

Financial Performance: Proven Management Team
Note: CAGR stands for compounded annual growth rate
(2)      Includes realized gain on derivatives
Oil and Natural Gas Revenues
($ in mm)
Total Realized Revenues
(2)
($ in mm)
Adjusted EBITDA
(1)
($ in mm)
Average Daily Production
(MMcfe/d)
CAGR:  75.7% CAGR:  87.8%
CAGR:  66.6% CAGR:  81.2%
(1)       Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 25
13.7
23.6
42.3
0.0
10.0
20.0
30.0
40.0
50.0
2009 2010 2011
$19.0
$34.0
$67.0
$0.0
$40.0
$80.0
2009 2010 2011
$15.2
$23.6
$49.9
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2009 2010 2011
$26.7
$39.3
$74.1
$0.0
$20.0
$40.0
$60.0
$80.0
2009 2010 2011

Selected Historical Financials
(Revenues and Adjusted EBITDA in millions)
Year Ended December 31,
2009 2010 2011
Production Summary
Oil Production (MBbls) 30.0 33.0 154.0
Gas Production (Bcf) 4.8 8.4 14.5
Total Annual Production (Bcfe) 5.0 8.6 15.4
Realized Prices (Including hedges)
Oil ($/ Bbl) $57.72 $76.39 $93.80
Natural Gas ($/ Mcf) $5.17 $4.38 $4.11
Revenues
Oil and Gas Production Revenues $19.0 $34.0 $67.0
Realized Oil & Gas Hedging Gain / (Loss) 7.6 5.3 7.1
Unrealized Oil & Gas Hedging Gain / (Loss) (2.4) 3.1 5.1
Total Revenues $24.3 $42.5 $79.2
Operating Expenses ($/ Mcfe)
Lease Operating $0.94 $0.61 $0.47
Production Taxes and Marketing 0.22 0.23 0.41
General and Administrative 1.42 1.13 0.87
Total Expenses $2.58 $1.97 $1.75
Adjusted EBITDA
(1)
$15.2 $23.6 $49.9
(1)
Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net income (loss) and net cash provided by operating activities, see slide 25

Hedging Profile
Oil Hedges
2012 2013
Total Volume Hedged by Ceiling (Bbl) 1,180,000 1,260,000
Weighted Average Price ($ / Bbl) $109.84 $110.26
Total Volume Hedged by Floor (Bbl) 1,180,000 1,260,000
Weighted Average Price ($ / Bbl) $90.51 $87.14
Natural Gas Hedges
2012 2013
Total Volume Hedged by Ceiling (Bcf) 7.20 1.05
Weighted Average Price ($ / MMBtu) $5.78 $5.75
Total Volume Hedged by Floor (Bcf) 7.20 1.05
Weighted Average Price ($ / MMBtu) $4.44 $4.50

Financial Flexibility
Plan to fund 2012 capital budget with a portion of IPO net proceeds, anticipated cash flows from operations and available borrowings under credit facility
Intend to seek redeterminations of borrowing base as a result of any increases in oil and natural gas proved reserves during the year
May, November and one additional redetermination available in 2012
Have met with banks to discuss expanding the bank group and to confirm expectations on future borrowing base increases
Borrowing base of $125 million, based on February 2012 redetermination
20% of current market capitalization
Oil production base expected to increase 10x in 2012
$30 million in debt outstanding as of April 12, 2012
(1) As of April 10, 2012 close
(1)

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
High Quality Asset Base in Attractive Areas
Significant Multi-year Drilling Inventory
Strong Financial Position and Long-Term Institutional, Industry and Individual
Shareholders
Proven Management and Technical Team and Active Board of Directors
Low Cost Operations
Active Exploration Effort Using Science and Technology

Appendix

Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net income
(loss) and net cash provided by operating activities, respectively.
We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, non-recurring income and expenses and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock grants. Adjusted EBITDA is not a measure of net income (loss) or cash flows as determined by GAAP.
Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with
GAAP or as an indicator of our operating performance or liquidity.
Year Ended December 31,
(In thousands)
2008 2009 2010 2011
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net income (loss) $103,878 ($14,425) $6,377 ($10,309)
Interest expense - - 3 683
Total income tax provision (benefit) 20,023 (9,925) 3,521 (5,521)
Depletion, depreciation and amortization 12,127 10,743 15,596 31,754
Accretion of asset retirement obligations 92 137 155 209
Full-cost ceiling impairment 22,195 25,244 - 35,673
Unrealized (gain) loss on derivatives (3,592) 2,375 (3,139) (5,138)
Stock option and grant expense 605 622 824 2,362
Restricted stock grants 60 34 74 44
Net (gain)/loss on asset sales and inventory impairment (136,977) 379 224 154
Adjusted EBITDA $18,411 $15,184 $23,635 $49,911
Year Ended December 31,
(In thousands)
2008 2009 2010 2011
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $25,851 $1,791 $27,273 $61,868
Net change in operating assets and liabilities (17,888) 15,717 (2,230) (12,594)
Interest expense - - 3 683
Current income tax provision (benefit) 10,448 (2,324) (1,411) (46)
Adjusted EBITDA $18,411 $15,184 $23,635 $49,911

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members
and Advisors
Professional Experience Business Expertise
Charles L. Gummer
Director
- Former Chairman, President and CEO, Comerica Bank – Texas Banking
Dr. Stephen A. Holditch
Director
- Professor and Former Head of the Department of Petroleum
Engineering, Texas A&M University
- Founder / President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law
Gregory E. Mitchell
Director
- President / CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Edward R. Scott, Jr.
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and Real
Estate Development
W.J. “Jack” Sleeper
Special Board Advisor
- Retired President, DeGolyer and MacNaughton (Worldwide
Petroleum Consultants)
Oil & Gas Executive
Management

Proven Management Team – Experienced Leadership

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
31 years Since Inception
David E. Lancaster
EVP, COO and CFO
- Schlumberger, S.A. Holditch & Associates, Inc., Diamond
Shamrock
32 years Since 2003
Matthew V. Hairford
EVP, Operations
- Samson, Sonat, Conoco 27 years Since 2004
Wade I. Massad
EVP, Capital Markets
- Cleveland Capital Management, LLC, KeyBanc Capital
Markets, RBC Capital Markets
22 years Since 2010
David F. Nicklin
Executive Director, Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
40 years Since 2007
Scott E. King
Co-Founder, VP, Geophysics
and New Ventures
- Matador Petroleum Corporation, Enserch, BP, Sohio 28 years Since Inception
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc.,
Marathon
34 years Since Inception
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 27 years Since Inception